EXHIBIT 10.22


                                  AMENDMENT ONE
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, restated effective September 1, 1996 (the "Plan"); and

     WHEREAS the Employer wishes to amend the Plan to comply with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"); and;

     WHEREAS Sections 16.03H and 21.02 of the Plan provides that the Plan may be amended by the Employer, by action of its Board of Directors, or with respect to administrative provisions, by action of the Committee;

     NOW, THEREFORE, the Employer hereby adopts this Amendment as provided below:

I. The Plan is hereby amended to comply with the requirements of EGTRRA as provided in Sections 2.11B, 5.02A, 5.02 B, 5.05, 5.06, 12.01B1, 12.08C.,
     13.01A, 13.01B.2,  13.01C, 13.02A, 14.01D, 14.01I, 14.01J, and 14.03 of the
     draft document submitted to the Internal Revenue Service on May 28, 2002, effective as of the dates provided therein.

                             SECOND AMENDMENT TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, restated effective June 1, 1997 (the "Plan"); and

     WHEREAS the Employer has decided to sell the Information Appliance ("IA") Business Unit of Employer to AMD, Inc.; and WHEREAS the Employer wishes to amend the Plan to provide that any Participant employed by IA Business Unit who becomes employed by AMD, Inc., in connection with the sale of the IA Business Unit to AMD, Inc., shall be 100% vested in his Profit Sharing Account; and

     WHEREAS Section 21.02 of the Plan provides that the Plan may be amended by action of the Committee in the case of provisions affecting employees involved in a corporate acquisition, disposition or similar transaction; and

     NOW, THEREFORE, the Employer hereby adopts this Amendment as provided below.

I. Section 8.01 of the Plan is hereby amended by the addition of the new subsection which shall be added at the end thereof:

          Any Participant employed by IA Business Unit who becomes employed by AMD, Inc., in connection with the sale of the IA Business Unit to AMD, Inc., shall be 100% vested in his Profit Sharing Account.

II.  This Amendment shall be effective August 18, 2003.

                                 AMENDMENT THREE
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, amended and restated effective June 1, 1997 (the "Plan"); and;

     WHEREAS the Employer wishes to amend the Plan relating to distributions that may be made without the consent of a Participant; and

     WHEREAS Sections 16.03H and 21.02 of the Plan provides that the Plan may be amended by the Employer, by action of its Board of Directors, or with respect to administrative provisions, by action of the Committee;

     NOW, THEREFORE, the Employer hereby adopts this Amendment as provided below:

I.   Section 12.01.B.3 is hereby amended in its entirety as follows:

     If a Participant does not consent to receive payment of his or her benefit, payment shall be made not later than the earlier of the dates described in
     a. and b. below:

     a. Unless the Participant elects otherwise, sixty (60) days after the close of the Plan Year in which the later of the following events occurs:

          (i) the Participant attains age sixty-five (65); or

          (ii) the termination of the Participant's service with the Employer.

     b.   The date provided under Section 12.02 below.

          Notwithstanding the provisions of Subsection 12.01.B.3.a above, the failure of a Participant to consent to a distribution shall be deemed to be an election to defer commencement of payment as provided in Subsection 12.01.B.3.a above. Payment shall be in accordance with
          Section 12.01B.1 above.

II.  This amendment shall be effective on and after October 6, 2003.

                                 AMENDMENT FOUR
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, amended and restated effective June 1, 1997 (the "Plan"); and;

     WHEREAS the Employer wishes to increase the rate of the Employer Match under the Plan; and

     WHEREAS the Employer wishes to discontinue Annual Profit Sharing Contributions under the Plan after Fiscal Year 2004; and WHEREAS the Employer wishes to change the Plan Year from the Employer's Fiscal Year to the calendar year; and

     WHEREAS Section 21.01 of the Plan provides that the Plan may be amended by the Employer, by action of its Board of Directors;

     NOW, THEREFORE, the Employer hereby adopts this Amendment as provided below, effective December 1, 2003 (except as otherwise specified):

1. Section 2.04 is hereby amended by the addition of the following two new sentences at the end thereof:

          Solely for purposes of the allocation of the Annual Profit Sharing Contribution with respect to Fiscal Year 2004, the Allocation Date shall be the last day of such Fiscal Year. Because Fiscal Year 2004 ends after the short Plan Year ending December 31, 2003, there shall be no allocation of, nor Allocation Date for, Annual Profit Sharing Contributions for such short Plan Year.

2.   Section 2.05 is hereby amended in its entirety as follows:

          Annual Profit Sharing Contribution means the contribution made in respect of any Plan Year by the Employer in accordance with Section 5.01, except that no contribution shall be made in respect of the Plan Year ending December 31, 2003, and the final Annual Profit Sharing Contribution under this Plan shall be made in respect to Fiscal Year 2004 during the Plan Year commencing January 1, 2004.

3. Section 2.37 is hereby amended by the addition of the following two new sentences at the end thereof:

          The Plan Year commencing May 26, 2003 shall end on December 31, 2003. Effective January 1, 2004, Plan Year means the calendar year period beginning on January 1 ending on December 31.

4.   Section 5.01A is hereby amended in its entirety as follows:

          For each Fiscal Year beginning before January 1, 2004, the Employer intends, as a part of a regular plan and program (but, except as otherwise provided herein, does not hereby bind itself), to contribute from its current or accumulated net profit an amount computed in the manner set forth in paragraph B below. No further Annual Profit Sharing Contributions shall be made under the Plan with respect to Fiscal Years that begin after December 31, 2003.

5. Section 5.01B is hereby amended by the addition of the following new paragraph 7 at the end thereof:

          7. Solely for purposes of the Annual Profit Sharing Contribution for Fiscal Year 2004 (to be made during the Plan Year beginning January 1, 2004), the amount of the Employer's Annual Profit Sharing Contribution otherwise required under this Section shall be reduced by the difference between (a) the aggregate Employer Match for all Participants required under Section 5.03 for the period beginning January 1, 2004 and ending May 30, 2004, and (b) the aggregate Employer Match for all Participants that would have been required for such period under the formula in effect under
               Section 5.03 immediately prior to January 1, 2004. The Committee shall have the authority to determine the amount of the Annual Profit Sharing Contribution for Fiscal Year 2004.

6. Section 5.03 is hereby amended by the addition of the following new paragraph after the second paragraph thereof:

          Effective January 1, 2004, on behalf of each Participant who elects to defer compensation pursuant to Section 5.02 of the Plan, the Employer shall contribute an amount equal to one-hundred-fifty percent (150%), or any other percentage as the Board may determine for any given Plan Year or Years, of the Participants' Elected Contribution made as of any given pay date that are not in excess of four percent (4%) of such Participant's Compensation for such pay date. As of the last day of each Plan Year, the Employer shall contribute an additional amount, if necessary, so that each Participant who is employed on the last day of the Plan Year (or who retires, dies, is Laid Off, becomes Disabled or becomes an Inactive Participant during the Plan Year) receives an Employer Match for the Plan Year equal to one-hundred-fifty percent (150%), or such other percentage as the Board may determine for any given Plan Year or Years, of the Participant's Elected Contributions made during the Plan Year that are not in excess of four percent (4%) of the Participant's Compensation for all such pay dates within the Plan Year.

7. Section 6.02 is hereby amended by the addition of the following new sentence at the end thereof:

          Notwithstanding the preceding sentence, in the case of the Annual Profit Sharing Contribution with regard to Fiscal Year 2004 (to be made during the Plan Year beginning January 1, 2004), there shall be no Annual Profit Sharing Contribution allocated to any Participant who is not in the actual employ of the Employer at the close of Fiscal Year 2004, except that a Participant who retires, dies, is Laid Off, becomes Disabled, or becomes an Inactive Participant during the Fiscal Year shall share in the contributions and forfeitures for such Fiscal Year.

8. Section 6.03A is hereby amended by the addition of the following new paragraph immediately before the final paragraph thereof :

          Solely for purposes of the applying the preceding sentence with regard to the Annual Profit Sharing Contribution for Fiscal Year 2004 (to be made during the Plan Year beginning January 1, 2004), "C" shall equal the amount of the Participant's Compensation for Fiscal Year 2004 and "D" shall equal the total amount of Compensation of all Participants for such Fiscal Year.

9. The second sentence of Section 6.04 is hereby amended by deleting the period at the end thereof and inserting the following:

          (or would have been allocated under Section 6.03A, disregarding the method for allocating the Annual Profit Sharing Contribution for Fiscal Year 2004 and the discontinuation of Annual Profit Sharing Contributions thereafter).

                                 AMENDMENT FIVE
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, amended and restated effective June 1, 1997 (the "Plan"); and;

     WHEREAS the Employer wishes to amend the Plan relating to minimum required distributions in order to comply with the requirements of the final Treasury regulations under section 401(a)(9) of the Internal Revenue Code; and

     WHEREAS the Internal Revenue Service has issued a model amendment for this purpose; and

     WHEREAS Sections 16.03H and 21.02 of the Plan provides that the Plan may be amended by the Employer, by action of its Board of Directors, or with respect to administrative provisions, by action of the Committee;

     NOW, THEREFORE, the Employer hereby adopts this Amendment Five as provided below:

Minimum Distribution Requirements
---------------------------------

Section 1. General Rules.

1.1 Effective Date. The provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2 Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan.

1.3 Requirements of Treasury Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code. -

1.4 TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

Section 2. Time and Manner of Distribution.

2.1  Required  Beginning  Date.  The  participant's   entire  interest  will  be
     distributed, or begin to be distributed, to the participant no later than the participant's required beginning date.

2.2 Death of Participant Before Distributions Begin. If the participant dies before distributions begin, the participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

     (a) If the participant's surviving spouse is the participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

     (b) If the participant's surviving spouse is not the participant's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

     (c) If there is no designated beneficiary as of September 30 of the year following the year of the participant's death, the participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

     (d) If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the participant.

     For purposes of this Section 2.2 and Section 4, unless Section 2.2(d) applies, distributions are considered to begin on the participant's required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the participant before the participant's required beginning date (or to the participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3 Forms of Distribution. Unless the participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 3 and 4 of this article. If the participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

Section 3. Required Minimum Distributions During Participant's Lifetime.

3.1 Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

     (a) the quotient obtained by dividing the participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's age as of the participant's birthday in the distribution calendar year; or

     (b) if the participant's sole designated beneficiary for the distribution calendar year is the participant's spouse, the quotient obtained by dividing the participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's and spouse's attained ages as of the participant's and spouse's birthdays in the distribution calendar year.

3.2 Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant's date of death

Section 4. Required Minimum Distributions After Participant's Death.

4.1 Death On or After Date Distributions Begin.

     (a) Participant Survived by Designated Beneficiary. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant's designated beneficiary, determined as follows:

          (1) The participant's remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

          (2) If the participant's surviving spouse is the participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

          (3) If the participant's surviving spouse is not the participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant's death, reduced by one for each subsequent year.

     (b) No Designated Beneficiary. If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the participant's remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

4.2  Death Before Date Distributions Begin.

     (a) Participant Survived by Designated Beneficiary. If the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the remaining life expectancy of the participant's designated beneficiary, determined as provided in Section 4.1.

     (b) No Designated Beneficiary. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant's death, distribution of the participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

     (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the participant dies before the date distributions begin, the participant's surviving spouse is the participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this Section 4.2 will apply as if the surviving spouse were the participant.

Section 5. Definitions.

5.1 Designated beneficiary. The individual who is designated as the beneficiary under Section 1.05 of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2 Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section
     2.2. The required minimum distribution for the participant's first distribution calendar year will be made on or before the participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3 Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

5.4 Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5  Required beginning date. The date specified in Section 12.02.

                                  AMENDMENT SIX
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, amended and restated effective June 1, 1997 (the "Plan"); and;

     WHEREAS the Employer wishes to amend the Plan in order to adopt the safe harbor method for satisfying the section 401(k) and 401(m) nondiscrimination tests; and

     WHEREAS Sections 16.03H and 21.02 of the Plan provides that the Plan may be amended by the Employer, by action of its Board of Directors, or with respect to administrative provisions, by action of the Committee;

     NOW, THEREFORE, the Employer hereby adopts this Amendment Six as provided below:

1. Section 2.11A is hereby amended by the addition of the following new paragraph at the end thereof:


          Effective January 1, 2004, Compensation means wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an Employee of the Employer for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code. Compensation must be determined without regard to rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Compensation shall also include amounts paid or made available during such year and shall include any elective deferral (as defined in Section 402(g)(3) of the Code), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 132(f)(4) of the Code. Notwithstanding the foregoing, Compensation shall exclude all irregular or additional compensation (except for any type of additional compensation for Employees working outside their regularly scheduled tour of duty, such as overtime, pay premiums for shift differential and call-in premiums).

2. Article 13 is hereby amended by adding the following new Section 13.04 at the end thereof:

     13.04 ADP and ACP Test Safe Harbor.

     A.   Rules of Application.

               Effective January 1, 2004, the Employer has elected to use the ADP and ACP Test Safe Harbor. The provisions of this Section shall apply for the Plan Year and any provisions relating to the actual deferral percentage test described in Section 401(k)(3) of the Code or the actual contribution percentage test described in
               Section 401(m)(2) of the Code do not apply. To the extent that any other provision of the Plan is inconsistent with the provisions of this Section, the provisions of this Section govern.

     B.   ADP and ACP Test Safe Harbor Contribution.

          1. The Employer will contribute to the Plan for each Plan Year on behalf of each Eligible Employee the Employer Match amount described under Section 5.03, which amount shall constitute both an ADP and ACP Test Safe Harbor Contribution.

          2. The Participant's accrued benefit derived from ADP and ACP Test Safe Harbor Contributions is nonforfeitable and may not be distributed earlier than separation from service, death, disability, an event described in Section 401(k)(10) of the Code, or the attainment of age 59-1/2. In addition, such contributions shall satisfy the ADP Test Safe Harbor without regard to permitted disparity under Section 401(l) of the Code.

     C.   Definitions for purposes of this subsection,

          1. "ACP Test Safe Harbor" is the method described in subsection B for satisfying the ACP test of Section 401(m)(2) of the Code.

          2. "ACP Test Safe Harbor Matching Contribution" is the Employer Match described in Section 5.03.

          3. "ADP Test Safe Harbor" is the method described in subsection B for satisfying the ADP test of Section 401(k)(3) of the Code.

          4. "ADP Test Safe Harbor Contribution" is the Employer Match described in Section 5.03.

          5. "Eligible Employee" means an Employee eligible to make Participant Elected Contributions under the Plan for any part of the Plan Year or who would be eligible to make Participant
               Elected Contributions but for a suspension due to a hardship distribution or to statutory limitations, such as Sections 402(g) and 415 of the Code.

     D.   Notice Requirement.

               At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Eligible Employee a comprehensive notice of the Employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

     E.   Election Periods.

               In addition to any other election periods provided under the plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in subsection D above.

                                 AMENDMENT SEVEN
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                         RETIREMENT AND SAVINGS PROGRAM

     WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Retirement and Savings Program, amended and restated effective June 1, 1997 (the "Plan"); and;

     WHEREAS the Employer wishes to amend the Plan in order to give Participants the opportunity to self direct the investment of all of their Accounts under the Plan; and

     WHEREAS Sections 16.03H and 21.02 of the Plan provide that the Plan may be amended by the Employer, by action of its Board of Directors, or with respect to administrative provisions, by action of the Committee;

     NOW, THEREFORE, the Employer hereby adopts this Amendment Seven as provided below, effective on the date the final Annual Profit Sharing Contribution is made for Fiscal Year 2004:

1.   Section 2.31 is hereby amended in its entirety as follows:

          NSC Stock Fund means the fund consisting of shares of NSC Stock and short-term liquid investments, which is maintained by the Trustee for the investment of Participants' Accounts which are directed to be invested in NSC Stock. Each Participant's interest in the NSC Stock Fund shall be measured in units of participation, rather than shares of NSC Stock. Such units shall represent a proportionate interest in all of the assets of the NSC Stock Fund in accordance with the Trust Agreement.

2.   Section 7.02 is hereby amended in its entirety as follows:

          All amounts in each Participant's Accounts shall be invested in one or a combination of the available Investment Funds selected by the Committee, in accordance with the election of such Participant (or Beneficiary, if applicable), made pursuant to this Article VII and pursuant to Section 404(c) of ERISA. This Plan permits Participants and Beneficiaries to exercise control over the assets in their accounts in a manner that is intended to bring the Plan within the rules of Section 404(c) of ERISA. Fiduciaries of the Plan shall be relieved of liability for any losses or by reason of any breach which results from the Participant's or Beneficiary's exercise of control under this Section.